Exhibit 10.3

PERFORMANCE STOCK OPTION AGREEMENT

(Non-Qualified Stock Option)

THIS PERFORMANCE STOCK OPTION AGREEMENT (this "Agreement"), dated as of March 30, 2022 (the "Grant Date"), is between STRATA SKIN SCIENCES, INC., a Delaware corporation (the "Company"), and Robert J. Moccia, an adult individual ("Optionee").

R E C I T A L S

A.            The Company has adopted the Amended and Restated STRATA Skin Sciences, Inc. 2016 Omnibus Incentive Plan, as amended from time to time (the "Plan"), to provide a flexible vehicle through which it may offer equity-based compensation incentives in the form of options to purchase shares of the Company's common stock (the "Common Stock") to employees, directors or consultants of the Company in order to attract, motivate, reward and retain such personnel and to further align the interests of such personnel with those of the stockholders of the Company.

B.            Optionee is eligible to receive a stock option under the Plan and, upon executing a Notice of Exercise in the form attached hereto, to become a stockholder of the Company.

C.            Subject to the satisfaction of the conditions set forth herein, the Company desires to grant to Optionee a stock option to purchase shares of Common Stock, and Optionee is willing to accept such option, upon the terms and conditions hereinafter set forth.

D.            Capitalized terms used herein and not defined in this Agreement shall have the meanings specified in the Plan.

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants contained herein, agree as follows:

1.            Option.  The Company, on the Grant Date, hereby grants to Optionee an unvested option to purchase the number of shares of Common Stock set forth in Section 2 below (the "Option Shares") at an exercise price of $1.45 per share (the "Option").  The Option shall be subject to the terms and provisions of this Agreement and of the Plan, which is incorporated herein by reference.

2.            Vesting.  Subject to Sections 3 and 4 below, the Option shall vest and may be exercised following completion of the audit performed by the Company's independent registered public accounting firm for the year ending on the last date of the Performance Period and a determination by the Committee that the Performance Measure meet the respective Performance Goal, subject to the Optionee not having a Termination of Service through such time, and subject further to the determination by the Committee (or its designee), approval and certification that the respective Performance Goal for the Option has been satisfied (the "Certification").  The Optionee is subject to the following performance metrics:

(a)          Number of shares of Common Stock upon achievement of Target: 100,000

(b)          Consolidated revenue, net for the calendar year ending December 31, 2022

			Performance Goal- Target Forecast as set by the Board
Performance Measure	Weighting	Pro Rata Target Shares	Threshold	Target	Stretch
Revenue, net	100%	100,000
Payout as % of Target			95%	100%	105%

To confirm, with respect to any Performance Measure, the payout ranges will be as follows: (i) if the Threshold of the Performance Goal is not met, 0% of the Target number of shares of the Common Stock, (ii) if the Threshold of the Performance Goal is met but the Target of the Performance Goal is not met, the Threshold percentage of the Target number of shares of the Common Stock, (iii) if the Target of the Performance Goal is met but the Stretch of the Performance Goal is not met, the Target percentage of the Target number of shares of the Common Stock, and (iv) if the Stretch goal is met or exceeded, the Stretch percentage of the Target number of shares of the Common Stock.

3.            Change in Control.  Notwithstanding anything to the contrary in this Agreement, if a Change in Control occurs during the Performance Period, then, subject to the Optionee not having a Termination of Service through the date of the Change in Control, except as provided in Section 4, the Performance Goal for the Option will be deemed satisfied at the Target of such Performance Goal upon the effective time of the Change in Control pursuant to this Section 3, and the Option shall, in such Change in Control, become vested immediately prior to the effective time of such Change in Control.

4.            Termination.

(a)          In the event of a Termination of Service by the Company other than for Cause, death or Disability (each as defined in the Employment Agreement) and pursuant to Section 5(d) of the Employment Agreement within two (2) months preceding the date of a Change in Control, to the extent that the Performance Goal shall be deemed satisfied at the Target of such Performance Goal upon the effective time of the Change in Control pursuant to Section 3, the Option shall vest immediately as of the effective time of the Change in Control (and for the avoidance of doubt, in the event of such a Termination of Service within two (2) months prior to a Change in Control, the Option that has not satisfied the Performance Goal as of such Termination of Service will remain eligible to vest at the Target of such Performance Goal upon the occurrence of a Change in Control within two (2) months after such Termination of Service and will thereafter be forfeited to the extent not vested).  Unless otherwise determined by the Committee, the vesting set forth in this Section 4(a) shall be subject to the Optionee's execution (and non-revocation) of a general release of claims in substantially the form attached to the Employment Agreement within the time limits prescribed therein.  The "Employment Agreement" means the Employment Agreement, dated as of March 1, 2021, between the Company and the Optionee, as amended from time to time.

(b)          In the event of the Optionee's Termination of Service other than as set forth in Section 4(a), all then-unvested Option will immediately and automatically be cancelled and forfeited without consideration therefor, except as otherwise determined by the Committee.

(c)          The Committee (or its designee) shall make a final assessment reasonably promptly following the last day of the Performance Period as to whether the Option satisfied the applicable vesting conditions as of the last day of the Performance Period. Any Option Shares that have not become vested on or prior to the last day of the Performance Period will immediately and automatically be cancelled and forfeited without consideration therefor.

5.            Term.  The Option shall continue in effect until the tenth (10th) anniversary of the Grant Date (the "Term").  During the Term, Optionee may exercise the Option in whole or in part at any time and from time to time.  Thereafter, the Option (to the extent vested and exercisable) shall expire and become unexercisable.  The foregoing notwithstanding, subject to the other provisions of the Plan, if Optionee's employment with, or other service to, the Company terminates for any reason (other than death, Disability or Cause, as described in the Plan and as outlined below) or for no reason, then (i) any portion of the Option that is not then exercisable shall thereupon terminate, and (ii) any portion of the Option that is then exercisable shall remain exercisable during the 90-day period following such termination or, if sooner, until the expiration of the Term and, to the extent not exercised within such period, shall thereupon terminate.  The foregoing notwithstanding, if Optionee's employment with, or other service to, the Company terminates by reason of death or Disability, then the phrase "90-day period following such termination" in subsection (ii) above shall be replaced with the phrase "one-year period following such termination."  In addition, notwithstanding anything to the contrary set forth herein, if Optionee's employment or other service is terminated for Cause, then the Option, whether or not then exercisable, shall immediately terminate and cease to be exercisable.

6.            Manner of Exercising Option.

(a)            Subject to the satisfaction of the conditions contained in this Agreement, the Option may be exercised by delivering to the Secretary of the Company a Notice of Exercise in the form attached hereto as Exhibit A, duly completed and executed by Optionee or his or her legal representative, together with payment in full for the shares of Common Stock purchased thereby.

(b)            Notwithstanding anything in this Agreement to the contrary, at the discretion of the Company, the aggregate exercise price of the portion of this Option being exercised may be paid, in whole or in part, (i) by cash or check payable to the Company; (ii) by surrender to the Company of that number of fully paid and non-assessable shares of Common Stock owned by Optionee based on the Fair Market Value (as that term is defined in the Plan) equal to applicable exercise price; or (iii) by means of a "net value" exercise which reduces the number of Option Shares to be received upon such exercise to a "Net Number" of Option Shares determined according to the following formula:

Net Number = (A x (B - C))/B. For purposes of the foregoing formula:

A = the total number of Option Shares with respect to which this Option is then being exercised;

B = the last reported sale price (as reported by the principal national securities exchange on which the Common Stock is then traded) of the Common Stock on the trading date immediately preceding the date of the applicable exercise of this Option; and

C = the exercise price then in effect at the time of such exercise.

It is specifically intended that any such exercise contemplated hereunder be exempt from the "short-swing profit" rule of Section 16(b) of the Exchange Act of 1934, as amended (the "Exchange Act"), as provided by Rule 16b-3 of the Exchange Act.

7.            Release.  By signing below, Optionee, on behalf of himself or herself, his or her successors and assigns, hereby releases and forever discharges the Company and the present and former officers, directors, shareholders, employees, agents and attorneys of each of them from any and all actions, causes of action, damages, judgments, liabilities, obligations and claims whatsoever, in law or in equity, whether known or unknown, relating to, and covenants not to sue based on, any and all of the Company's commitments made by the Company prior to the date hereof to issue Optionee stock options or other equity incentives.

8.            No Transfer or Assignment.  The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by (i) will and by the laws of descent and distribution and (ii) during the lifetime of Optionee, to the extent and in the manner authorized by the Compensation Committee, but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders, in all cases without payment for such transfers. Any purported sale, pledge, assignment, hypothecation, transfer, or disposition in contravention of this Section 8 shall be null and void ab initio.

9.            Compliance with Laws and Regulations.

(a)            The Company will not be obligated to issue or deliver shares of Common Stock pursuant to the Plan unless the issuance and delivery of such shares complies with applicable law, including, without limitation, the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, and the requirements of any stock exchange or market upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)            In connection with the exercise of this Option, Optionee will execute and deliver to the Company such representations in writing as may be requested by the Company that it may comply with the applicable requirements of federal and state securities laws.

10.            Notices.  All notices, requests, demands, waivers, consents, approvals or other communications pursuant to this Agreement shall be in writing and delivered to the Company at its principal executive offices, Attention: Secretary, or to Optionee at the residence address reflected in the records maintained by the Company.

11.            No Rights of Stockholder.  Neither Optionee nor any legal representative of Optionee shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any shares subject to the Option except to the extent that certificates for such shares shall have been issued upon the exercise of the Option as provided for herein.

12.            Construction.  The Compensation Committee shall have exclusive authority to interpret and construe the Plan and the Option, and its determinations with respect thereto shall be final and binding on the Company and Optionee.  In the event of any conflict between the Plan and this Agreement, the terms of this Agreement shall control.

13.            No Rights Conferred.  Nothing contained in this Agreement shall confer upon Optionee any right with respect to the continuation of his or her employment or other service with the Company or its subsidiaries or interfere in any way with the right of the Company and its subsidiaries at any time to terminate such employment or other service or to increase or decrease, or otherwise adjust, the other terms and conditions of Optionee's employment or other service.

14.            Withholding.  All amounts that, under federal, state or local law, are required to be withheld from the amount payable with respect to the Option shall be withheld by the Company.

15.            Representations.  The Optionee has reviewed with his or her own tax advisors the applicable tax (federal, state, and local) consequences of the transactions contemplated by this Agreement.  The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  The Optionee understands that the Optionee (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement.

16.            Acceptance.  The Optionee hereby acknowledges receipt of a copy of the Plan and this Agreement.  The Optionee has read and understand the terms and provision thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement.

17.            Entire Agreement; Amendment.  This Agreement, the Employment Agreement and the Plan sets forth the entire understanding of the parties hereto with respect to the subject matter hereof.  This Agreement may not be amended or supplemented except by a written instrument duly executed by each of the parties hereto; provided, however that the Company's Board of Directors or Compensation Committee may amend the terms of this Agreement at any time without the written consent of Optionee provided that such amendment does not adversely affect the rights of Optionee.

18.            Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and Optionee has executed this Agreement, as of the day and year above written.

STRATA SKIN SCIENCES, INC.		OPTIONEE:

By:
	Name:	Robert J. Moccia
Title:

Exhibit A

NOTICE OF EXERCISE

TO:            STRATA Skin Sciences, Inc.

The undersigned hereby exercises his/her option to purchase _____ shares of Common Stock of STRATA Skin Sciences, Inc. (the "Company"), as provided in the Performance Stock Option Agreement dated as of March 30, 2022, $1.45 per share, for an aggregate purchase price of $ _____________ (the "Purchase Price").

The undersigned is hereby paying the Purchase Price as follows (check one of the following):

____            (i) The undersigned has enclosed herewith payment by cash or check made payable to the order of the Company in the amount of the Purchase Price; or

____            (ii) The undersigned has received the prior approval of the Company that it will accept payment of the Purchase Price by the surrender to the Company of that number of fully paid and non-assessable shares of Common Stock owned by the undersigned Optionee which have an aggregate value equal to the Purchase Price and the undersigned has therefore enclosed herewith stock certificate number __ representing a total of ______ shares of Common Stock in order to surrender to the Company ____ shares of Common Stock in payment of the Purchase Price; or

____            (iii) The undersigned has received the prior approval of the Company that it will accept payment of the Purchase Price by means of a "net value" exercise and the undersigned hereby requests the Company to deliver to him/her ______ shares of Common Stock (the number of shares derived by a net value exercise) in full satisfaction of the exercise hereunder.

The undersigned hereby represents and warrants that it is his/her present intention to acquire and hold the aforesaid shares of Common Stock of the Company for his/her own account for investment, and not with a view to the distribution of any thereof, and agrees that he/she will make no sale, thereof, except in compliance with the applicable provisions of the Securities Act of 1933, as amended.

Signature:
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Dated: